UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 27, 2011
Date of Report (date of Earliest Event Reported)
Aura Systems Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-17249	95-4106894
(State or Other Jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
Incorporation or Organization)
1310 East Grand Ave. El Segundo, California 90245
(Address of principal executive offices and zip code)
310 643-5300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

[Missing Graphic Reference]

Item 5.07. Submission of Matters to a Vote of Security Holders.

At our annual meeting of stockholders held on October 27, 2011, not less than 73% of the total shares entitled to vote were voted in favor of the election of each of the following individuals to serve on the Board of Directors until the next annual meeting of stockholders, or until his successor is duly elected and qualified.

Nominees	Votes For	Votes Withheld

Melvin Gagerman	51,128,890	573,941
James Simmons	51,644,944	57,887
Warren Breslow	51,141,750	561,081
Arthur Schwartz	51,465,898	236,933
Salvador Diaz-Verson	51,352,138	350,693

In addition, the following proposals were approved by stockholders at the annual meeting:

1. Not less than 92% of the total shares entitled to vote were voted in favor of amending the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 150,000,000;

Votes For	Votes Against	Abstentions	Broker Non Votes
65,033,253	413,584	18,198	0

2. Not less than 91% of the total shares entitled to vote were voted in favor of amending the Company’s Certificate of Incorporation permitting a reverse stock split;

Votes For	Votes Against	Abstentions	Broker Non Votes
64,056,431	1,366,788	41,816	0

3. Not less than 72% of the total shares entitled to vote were voted in favor of amending the Company’s 2006 Employee Stock Option Plan, increasing the number of shares issuable under that plan;

Votes For	Votes Against	Abstentions	Broker Non Votes
50,948,754	736,525	17,552	13,762,204

4. Not less than 72% of the total shares entitled to vote were voted in favor of adopting the Company’s 2011 Director and Executive Officer Stock Option Plan.

Votes For	Votes Against	Abstentions	Broker Non Votes
50,887,047	795,456	20,328	13,762,204

The terms of each of these proposals, including the provisions of the amendment to the Company’s Amended and Restated Certificate of Incorporation, are set forth in its Definitive Proxy Statement as filed with the SEC on September 26, 2011.

Item 7.01 Regulation FD Disclosure

At the Annual Meeting of the Company held on October 27, 2011, Melvin Gagerman, the Company’s Chief Executive Officer, gave a presentation which included remarks about the Company’s current condition and its future plans. The text of Mr. Gagerman’s prepared remarks and slide show presentation is included as Exhibits 99.1 and 99.2 of this Current Report on Form 8-K and is incorporated herein by reference.

Statements contained in this Current Report, which are not historical facts, may be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated, due to a number of factors which include without limitation the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, changes in the interest rates, the effects of competition, and other factors that could cause actual results to differ materially from those provided in any such forward-looking statements. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances that occur after the date on which such statement is made or to reflect the occurrence of unanticipated events.

The information included in this Item 7.01 shall not be deemed to be ÒfiledÓ for purposes of Section 18 of the Securities Exchange Act of 1934 (the ÒExchange ActÓ) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.  Exhibits.

99.1
Speech to Shareholders on September 27,2011

99.2
Presentation to Shareholders on September 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AURA SYSTEMS, INC.
(Registrant)

Date: October 1, 2011	/s/ Melvin Gagerman__________
Melvin Gagerman
Chairman and
                                                               Chief Financial Officer